Subsequent Events	9 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 8 – Subsequent Events

Effective October 1, 2024, the Company executed a Purchase and Sale Agreement (the "PSA") dated September 30, 2024 with Libra Lithium Corp. ("Libra"), a privately-held company, to acquire up to a 100% right, title and interest in the Laird Lake and Oneman Lake gold projects in Ontario.

Under the terms of PSA Athena acquired Libra’s Laird Lake and Oneman Lake projects in Ontario through the issuance of 43,865,217 common shares from the Company’s British Columbia Canada subsidiary (Nova Athena Gold Corporation) to Libra.

Effective October 25, 2024, the Company completed the first tranche of CAD$600,000 of its Units at a purchase price of CAD$0.05 per Unit for a total of 12,000,000 Units. Each Unit consisted of one share of Common Stock and one-half common stock purchase warrant (“Warrant”). Each Warrant is exercisable for three years to purchase one share of Common Stock at a price of CAD$0.12 per share.

On October 31, 2024, the Board of Directors of the Company approved the agreement and plan of merger and amalgamation with Nova. The Company will merge with and into Nova, with Nova as the surviving corporation. The surviving corporation will change its name to Athena Gold Corporation. Each share of the Company’s common stock will be converted into one common share of Nova. The merger requires approval from the majority of the Company’s shareholders and various regulatory consents and filings.